                                                                                                                     August 3, 2016

Dominion Midstream Partners Announces Second-Quarter 2016 Earnings

•	Net Income attributable to the partnership of $22.5 million
•	Adjusted EBITDA of $27.2 million for second-quarter 2016
•	Management affirms targeted 22% annual distribution growth through 2020

RICHMOND, Va. – Dominion Midstream Partners, LP (NYSE: DM) reported unaudited net income attributable to the partnership of $22.5 million, or $0.28 per common limited partner unit for the three months ended June 30, 2016.  Adjusted earnings before interest, income taxes, depreciation and amortization (Adjusted EBITDA) was $27.2 million, and distributable cash flow was $23.8 million for the quarter.

Dominion Midstream uses Adjusted EBITDA and distributable cash flow as the primary performance measurement of its earnings and results for public communications with analysts and investors.  Dominion Midstream also uses Adjusted EBITDA and distributable cash flow internally for budgeting, reporting to the Board of Directors and other purposes. Management believes Adjusted EBITDA and distributable cash flow provide a more meaningful representation of the company's financial performance.   Schedules B and D of this press release include a reconciliation to the most directly comparable GAAP measure.

QUARTERLY DISTRIBUTION
On July 22, 2016, the Board of Directors declared a quarterly distribution of $0.2355 per unit, payable on Aug. 15, 2016, to unitholders of record at the close of business Aug. 5, 2016.

CONFERENCE CALL TODAY
Dominion Midstream and Dominion Resources will jointly host a second-quarter earnings conference call at 10 a.m. ET on Wednesday, Aug. 3.  Management will discuss its second-quarter financial results and other matters of interest to the financial community.

Domestic callers should dial (877) 410-5657.  International callers should dial (334) 323-9872.  The passcode for the conference call is "Dominion."  Participants should dial in 10 to 15 minutes prior to the scheduled start time.  Members of the media also are invited to listen.

A live webcast of the conference call, including accompanying slides, will be available on the company's investor information page at www.dommidstream.com/investors.

A replay of the conference call will be available beginning about 1 p.m. ET Aug. 3 and lasting until 11 p.m. ET Aug. 10.  Domestic callers may access the recording by dialing (877) 919-4059.  International callers should dial (334) 323-0140.  The PIN for the replay is 79755313.  Additionally, a replay of the webcast will be available on the investor information pages by the end of the day Aug. 3.

ABOUT DOMINION MIDSTREAM
Dominion Midstream is a Delaware limited partnership formed by Dominion Resources, Inc., to grow a portfolio of natural gas terminaling, processing, storage, transportation and related assets.  It is headquartered in Richmond, Va. For more information about Dominion Midstream, visit its website at www.dommidstream.com.

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CONTACTS:    Media: Ryan Frazier, (804) 819-2521 or C.Ryan.Frazier@dom.com
        Financial analysts: Kristy Babcock, (804) 819-2492 or Kristy.R.Babcock@dom.com

Dominion Midstream Partners, LP
Schedule A - Consolidated Statements of Income*
(Unaudited)

	Three Months Ended		Six Months Ended
		June 30,		June 30,
	2016	2015	2016	2015
(millions, except per unit data)
Operating Revenue [1]	$ 85.6	$ 105.4	$ 168.6	$ 183.8
Operating Expenses
Purchased gas [1]	4.0	25.5	4.9	29.4
Other operations and maintenance	16.1	16.0	36.1	29.3
Depreciation and amortization	10.2	9.9	20.2	20.5
Other taxes	6.8	6.8	14.1	12.7
Total operating expenses	37.1	58.2	75.3	91.9
Income from operations	48.5	47.2	93.3	91.9
Earnings from equity method investee	3.7	-	10.1	-
Other income	0.9	0.2	1.4	0.4
Interest and related charges (benefit)	-	0.2	(0.1)	0.2
Income from operations including noncontrolling interest before income taxes	53.1	47.2	104.9	92.1
Income tax expense	-	-	-	2.1
Net income including noncontrolling interest and DCG Predecessor	$ 53.1	$ 47.2	$ 104.9	$ 90.0
Less: Net income attributable to DCG Predecessor [2]	-	-	-	2.3
Net income including noncontrolling interest	53.1	47.2	104.9	87.7
Less: Net income attributable to noncontrolling interest	30.6	29.6	59.3	58.3
Net income attributable to partners	$ 22.5	$ 17.6	$ 45.6	$ 29.4

Net income attributable to partners' ownership interest
General partner's interest in net income	$ 0.6	$ (0.7)	$ 1.0	$ (0.7)
Common unitholders' interest in net income	12.9	10.3	26.3	16.2
Subordinated unitholder's interest in net income	9.0	8.0	18.3	13.9

Net income per limited partner unit (basic and diluted)
Common Units	$0.28	$0.26	$0.57	$0.47
Subordinated Units	$0.28	$0.26	$0.57	$0.44

[1] Operating revenue and purchased gas decreased approximately $22.6 million due to the absence of any LNG cooling cargo receipts in 2016. Cove Point received one LNG cooling cargo in April 2015.
[2] Represents amounts for the period from January 31, 2015 through March 31, 2015.

* The notes contained in Dominion Midstream's most recent quarterly report on Form 10-Q or annual report on Form 10-K are an integral part of the Consolidated Financial Statements.

Dominion Midstream Partners, LP
Schedule B - Reconciliation of EBITDA and Adjusted EBITDA to Net Income
(Unaudited)

The following table presents a reconciliation of EBITDA and Adjusted EBITDA to the most directly comparable GAAP financial measure for each period.

	Three Months Ended		Six Months Ended
		June 30,		June 30,
	2016	2015	2016	2015
(millions)
Net income including noncontrolling interest and DCG Predecessor	$ 53.1	$ 47.2	$ 104.9	$ 90.0
Add:
Depreciation and amortization	10.2	9.9	20.2	20.5
Interest and related charges (benefit)	-	0.2	(0.1)	0.2
Income tax expense	-	-	-	2.1
EBITDA	$ 63.3	$ 57.3	$ 125.0	$ 112.8
Distributions from equity method investee	5.9	-	11.7	-
Less:
Earnings from equity method investee	3.7	-	10.1	-
EBITDA attributable to DCG Predecessor [1]	-	-	-	5.7
EBITDA attributable to noncontrolling interest	38.3	37.4	74.5	75.4
Adjusted EBITDA	$ 27.2	$ 19.9	$ 52.1	$ 31.7

[1] Represents amounts for the period from January 31, 2015 through March 31, 2015.

* The notes contained in Dominion Midstream's most recent quarterly report on Form 10-Q or annual report on Form 10-K are an integral part of the Consolidated Financial Statements.

Dominion Midstream Partners, LP
Schedule C - Summary of Consolidated Statements of Cash Flows*
(Unaudited)

	Three Months Ended		Six Months Ended
		June 30,		June 30,
	2016	2015	2016	2015
(millions)
Cash flows from operating activities:
Net income	$ 53.1	$ 47.2	$ 104.9	$ 90.0
Adjustments to reconcile net income to net cash provided by operating activities	8.8	20.8	25.5	34.7
Net cash provided by operating activities	$ 61.9	$ 68.0	$ 130.4	$ 124.7

Cash flows from investing activities:
Net cash used in investing activities	$ (354.4)	$ (304.2)	$ (654.2)	$ (480.6)

Cash flows from financing activities:
Net cash provided by financing activities	$ 281.3	$ 265.5	$ 513.0	$ 257.8

Cash and cash equivalents at beginning of period	35.4	48.0	35.0	175.4
Cash and cash equivalents at end of period	$ 24.2	$ 77.3	$ 24.2	$ 77.3

* The notes contained in Dominion Midstream's most recent quarterly report on Form 10-Q or annual report on Form 10-K are an integral part of the Consolidated Financial Statements.

Dominion Midstream Partners, LP
Schedule D - Reconciliation of Distributable Cash Flow to Net Cash from Operating Activities*
(Unaudited)

The following table presents a reconciliation of distributable cash flow to the most directly comparable GAAP financial measure for each period.

	Three Months Ended		Six Months Ended
		June 30,		June 30,
	2016	2015	2016	2015
(millions)
Net cash provided by operating activities	$ 61.9	$ 68.0	$ 130.4	$ 124.7
Less:
Cash attributable to noncontrolling interest	38.8	44.5	79.5	80.0
Cash attributable to DCG Predecessor [1]	-	-	-	10.4
Other changes in working capital and noncash adjustments	4.1	(3.6)	1.2	(2.6)
Adjusted EBITDA	27.2	19.9	52.1	31.7
Adjustments to cash[2]:
Plus: Deferred revenue	-	1.0	2.0	1.0
Less: Amortization of regulatory liability	(0.7)	(0.7)	(1.4)	(0.7)
Less: Maintenance capital expenditures	(2.3)	(2.4)	(7.8)	(2.4)
Plus: Acquisition costs funded by Dominion	0.1	0.7	0.1	0.7
Less: Interest expense and AFUDC equity	(0.5)	(0.4)	(1.0)	(0.4)
Plus: Non-cash director compensation	-	-	0.1	0.1
Distributable cash flow	$ 23.8	$ 18.1	$ 44.1	$ 30.0

[1] Represents amounts for the period from January 31, 2015 through March 31, 2015.
[2] Beginning in the first quarter of 2016, distributable cash flow no longer reflects an adjustment for the timing difference between cash paid for property taxes and the amount recognized into expense. All prior periods presented have been recalculated to reflect a consistent approach.  Previously, distributable cash flow for the three and six months ended June 30, 2015 was $19.3 million and $31.2 million, respectively.

* The notes contained in Dominion Midstream's most recent quarterly report on Form 10-Q or annual report on Form 10-K are an integral part of the Consolidated Financial Statements.

HOW WE EVALUATE OUR OPERATIONS
Subsequent to the acquisition of DCG, we define distributable cash flow as Adjusted EBITDA less maintenance capital expenditures, less interest expense and adjusted for known timing differences between cash and income.  All periods presented have been calculated to reflect a consistent approach.

Dominion Midstream Partners, LP
Schedule E - Selected Financial Data*
(Unaudited)

	Three Months Ended		Six Months Ended
		June 30,		June 30,
	2016	2015	2016	2015
(millions)

Adjusted EBITDA	$ 27.2	$ 19.9	$ 52.1	$ 31.7
Adjustments to cash[1]:
Plus: Deferred revenue	-	1.0	2.0	1.0
Less: Amortization of regulatory liability	(0.7)	(0.7)	(1.4)	(0.7)
Less: Maintenance capital expenditures	(2.3)	(2.4)	(7.8)	(2.4)
Plus: Acquisition costs funded by Dominion	0.1	0.7	0.1	0.7
Less: Interest expense and AFUDC equity	(0.5)	(0.4)	(1.0)	(0.4)
Plus: Non-cash director compensation	-	-	0.1	0.1
Distributable Cash Flow	$ 23.8	$ 18.1	$ 44.1	$ 30.0

Distributions:
Incentive distribution rights	0.7	-	1.1	-
Common unitholders	10.7	6.9	21.0	13.4
Subordinated unitholder	7.6	6.0	14.7	11.6
Total distributions	$ 19.0	$ 12.9	$ 36.8	$ 25.0

Coverage Ratio	1.25x	1.40x	1.20x	1.20x

[1] Beginning in the first quarter of 2016, distributable cash flow no longer reflects an adjustment for the timing difference between cash paid for property taxes and the amount recognized into expense. All prior periods presented have been recalculated to reflect a consistent approach. Previously, distributable cash flow for the three and six months ended June 30, 2015 was $19.3 million and $31.2 million, respectively.

* The notes contained in Dominion Midstream's most recent quarterly report on Form 10-Q or annual report on Form 10-K are an integral part of the Consolidated Financial Statements.

See schedules B and D for reconciliations of non-GAAP measures.